SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 April 16, 2003

                              METRIS COMPANIES INC.
             (Exact name of registrant as specified in its charter)


         Delaware                   1-12351               41-1849591
(State of Incorporation)   (Commission File Number)     (IRS Employer
                                                         Identification No.)



10900 Wayzata Boulevard, Minnetonka, Minnesota                   55305
(Address of principal executive offices)                      (Zip Code)


                                 (952) 525-5020
              (Registrant's telephone number, including area code)


Item 5.   Other Events

On April 16, 2003, Metris Companies Inc. issued a press release to report its financial results for the first quarter ended March 31, 2003. Attached hereto as
Exhibit 99.1 and incorporated herein by reference is a copy of that press release.


Item 7.   Financial Statements and Exhibits

(c) Exhibits

99.1 Press release of Metris Companies Inc. dated April 16, 2003, reporting financial results for its first quarter ended March 31, 2003.



                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              METRIS COMPANIES INC.


                              By /s/David D. Wesselink
                                David D. Wesselink
                                Chairman and Chief Executive Officer
Dated: April 16, 2003